Exhibit 99.1

Boom Spring International Limited and Subsidiary
Consolidated Financial Statements
December 31, 2008 and 2007

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	F-2

Financial Statements

Consolidated Balance Sheets	F-3

Consolidated Statements of Operations and Comprehensive Income	F-4

Consolidated Statements of Stockholders’ Equity	F-5

Consolidated Statements of Cash Flows	F-6

Notes to the Consolidated Financial Statements	F-7 ~ F-13

Report of Independent Registered Public Accounting Firm

To the Board of Directors and shareholders of
 Boom Spring International Limited

We have audited the accompanying consolidated balance sheets of Boom Spring International Limited and subsidiary ("the Company") as of December 31, 2008 and 2007, and the related statements of operations and comprehensive income, changes in stockholders’ equity, and cash flows for the year ended December 31, 2008 and for the period from October 2, 2007 (inception) to December 31, 2007. The Company's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the year ended December 31, 2008 and for the period from October 2, 2007 (inception) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Bernstein & Pinchuk LLP
New York, NY
April 3, 2009

Boom Spring International Limited and Subsidiary
Consolidated Balance Sheets

	December 31,
	2008	2007
	USD	USD
Assets
Current assets:
Cash and cash equivalents	14,085	130,104
Accounts receivable	2,442,112	-
Other receivables	159,407	-
Inventory	27,749	-
Prepaid expenses	15,159	-
Development stage cost	-	170
Total current assets	2,658,512	130,274

	2,658,512	130,274

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	20,238	-
Accruals and other payables	57,541	-
Amount due to stockholder	15,221	80,274
Total current liabilities	93,000	80,274

Stockholders’ equity:
Common stock ($1 par value; 50,000 shares authorized, issued and outstanding)	50,000	50,000
Unappropriated retained earnings	2,518,049	-
Accumulated other comprehensive loss	(2,537)	-
Total stockholders’ equity	2,565,512	50,000

	2,658,512	130,274

See notes to the consolidated financial statements

Boom Spring International Limited and Subsidiary
Consolidated Statements of Operations and Comprehensive Income

	2008	For the period from October 2, 2007 (inception) to December 31, 2007
	USD	USD

Sales	6,235,422	-
Cost of sales	3,342,363	-
Gross margin	2,893,059	-

Operating expenses:
Research and development expenses	181,444	-
Selling expenses	71,062	-
General and administrative expenses	96,379	-
	348,885	-
Income from operations	2,544,174	-

Other expenses:
Financial expenses	(24,662)	-
Other expenses	(32)	-
	(24,694)	-
Income before income tax expense	2,519,480	-
Income tax expense	1,431	-
Net income	2,518,049	-
Foreign currency translation loss	(2,537)	-
Comprehensive income	2,515,512	-

Earnings per share – basic and diluted	50.36	-

Weighted average number of shares outstanding - basic and diluted	50,000	N/A

See notes to the consolidated financial statements

Boom Spring International Limited and Subsidiary
Consolidated Statements of Stockholders’ Equity

	Common stock	Unappropriated retained earnings	Accumulated other comprehensive income	Total stockholders’ equity

	USD	USD	USD	USD

Balance at October 2, 2007 (inception)	-	-	-	-

Sale of common stock	50,000	-	-	50,000

Balance at December 31, 2007	50,000	-	-	50,000

Net income	-	2,518,049	-	2,518,049
Foreign currency translation adjustment	-	-	(2,537)	(2,537)

Balance at December 31, 2008	50,000	2,518,049	(2,537)	2,565,512

See notes to the consolidated financial statements

Boom Spring International Limited and Subsidiary
Consolidated Statements of Cash Flows

	2008	For the period from October 2, 2007 (inception) to December 31, 2007
	USD	USD
Cash flows from operating activities
Net income	2,518,049	-
Adjustments to reconcile net income to cash (used in) provided by operating activities:
Accounts receivable	(2,442,112)	-
Other receivables	(159,407)	-
Prepaid expenses	(15,159)	-
Inventory	(27,749)	-
Development stage cost	170	(170)
Accounts payable	20,238	-
Accruals and other payables	57,541	-
Amount due to stockholder	(65,053)	80,274
Net cash (used in) provided by operating activities	(113,482)	80,104

Cash flows from financing activities
Sale of common stock	-	50,000

Effect of exchange rate fluctuation on cash and cash equivalents	(2,537)	-

Net (decrease) increase in cash and cash equivalents	(116,019)	130,104
Cash and cash equivalents at beginning of the period	130,104	-
Cash and cash equivalents at end of the period	14,085	130,104

Supplemental disclosure of cash flow information:
Cash paid during the period for
Interest	-	-
Income taxes	637	-

See notes to the consolidated financial statements

Boom Spring International Limited and Subsidiary
Notes to the Consolidated Financial Statements

1.	Organization and principal activities

Boom Spring International Limited (“Boom Spring”) is a holding company that was incorporated in British Virgin Island (“BVI”) on October 2, 2007. The registered capital is USD50,000, of which 77.5% is owned by Mr. Shing Ho Eric Cheung and  22.5% is owned by Mr. Shaoping Lu. Boom Spring started its operation from May 2008.

Shengtang Glass Craftworks Design Limited (“Shengtang”), a wholly-owned subsidiary of Boom Spring, was established in the People’s Republic of China (the “PRC”) on May 8, 2008.

Hereinafter, Boom Spring and Shengtang are collectively referred to as the “Company”.

The Company is principally engaged in designing and selling of glass products that comprise festival gifts, home decorations and exclusive craftworks. Boom Spring is mainly responsible for the sales of glass products to international markets, while Shengtang is responsible for designing and purchasing glass products from certain suppliers in the PRC.

2.	Summary of significant accounting policies

(a)	Basis of presentation

The accompanying consolidated financial statements have been presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include the accounts of the Company.  All significant intercompany balances and transactions have been eliminated.

(b)	Fiscal year end date

The Company’s fiscal year end is December 31.

(c)	Foreign currency transactions and translation

The functional currency of Boom Spring is the United States Dollar (“USD”), whereas the functional currency of Shengtang is the Renminbi (“RMB’).

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions.  The resulting exchange differences are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of Shengtang, which are prepared using the RMB, are translated into the Company’s reporting currency, the USD. Shengtang’s assets and liabilities are translated using the exchange rate at each balance sheet date.  Revenue and expenses are translated using average rates prevailing during the reporting period.  Adjustments resulting from the translation are recorded as a separate component of accumulated other comprehensive income in stockholders’ equity.

Since the RMB is not a fully convertible currency, all foreign exchange transactions of Shengtang involving RMB must take place either through the People’s Bank of China (“PBOC”) or other institutions authorized to buy and sell foreign exchange.  The exchange rates adopted for foreign exchange transactions of Shengtang are the rates of exchange quoted by the PBOC.

Boom Spring International Limited and Subsidiary
Notes to the Consolidated Financial Statements

(d)	Use of estimation

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

(e)	Cash and cash equivalents

Cash and cash equivalents represent cash on hand and deposits held at call with banks. The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(f)	Accounts receivable

Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts, as needed. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable.  The Company determines the allowance based on aging data, historical collection experience, customer specific facts and economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  The Company does not have any off-balance-sheet credit exposure related to its customers. As of December 31, 2008, no allowance for doubtful accounts was provided for, because management believes all accounts are fully collectible.

(g)	Other receivables

As needed for normal business purposes, the Company advances predetermined amounts based upon internal Company policy to certain employees and unrelated parties to ensure certain transactions to be performed in a timely manner. The Company has full oversight and control over the advanced accounts.  As of December 31, 2008, no allowance for doubtful accounts was provided for.

(h)	Inventories

Inventories, which are mainly raw materials for research and development purpose, are stated at the lower of cost or net realizable value.  Cost is determined on the basis of the weighted average method.  The Company evaluates the need for reserves associated with obsolete, slow-moving and non-salable inventory by reviewing the net realizable value on a periodic basis.  If inventory is written down to net realizable value, the write-down is charged to expense.

(i)	Statutory surplus reserve

In accordance with the “Company Law of the PRC” and the Company’s Articles of Association, Shengtang is required to set aside 10% of its income after income taxes prepared in accordance with PRC accounting regulations to the statutory surplus reserve until the balance reaches 50% of its registered capital, whether further appropriation will be at the directors’ recommendation.  As of December 31, 2008, no allowance for statutory surplus reserve was provided for.

(j)	Revenue recognition

The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin No. 104, “Revenue Recognition”.  Revenue from sales of products is recognized when title and risk of loss passes to the customer at the date the price is fixed or determinable, the products have been delivered, no other significant obligations of the Company exist and collectability is reasonably assured.  Payments received before all of the relevant criteria for revenue recognition are recorded as advances from customers.

Boom Spring International Limited and Subsidiary
Notes to the Consolidated Financial Statements

(k)	Research and development costs

Research and development costs are expensed as incurred.  These expenses include the costs of the Company’s internal research and development activities and the costs of research and development conducted by others on behalf of the Company, such as through third-party arrangements. Upfront and milestone payments made by the Company to third parties in connection with research and development arrangements are expensed as the research and development is incurred.

(l)	Advertising expenses

Advertising costs are expensed as incurred and included in selling expenses.  The Company had not incurred any advertising expense for the year ended December 31, 2008.

(m)	Taxations

 (i)           Income tax

Boom Spring, being incorporated in BVI, is governed by the income tax law of BVI and is subject to BVI income tax.  According to current BVI income tax law, the applicable income tax rate for Boom Spring is 0%.

Shengtang, being incorporated in the PRC, is governed by the income tax law of the PRC and is subject to PRC enterprise income tax.  The applicable income tax rate for Shengtang is 25%.

(ii)           Value added tax

Shengtang’s sales of products are subject to PRC Value added tax (“VAT”). As Shengtang is assessed as a small-scale value-added taxpayer by local tax authorities for the period from May 8, 2008 to September 30, 2008, a simplified method for calculating the VAT tax payable is used for corresponding period. The applicable VAT rate is 6% of total sales amount and input VAT could not be deducted.

Beginning October 1, 2008, Shengtang is qualified as an ordinary value-added taxpayer and the applicable tax rate for domestic sales is 17%.  Input VAT on purchases of raw materials, fuel, utilities and other production materials (merchandise, transportation costs) can be deducted from output VAT. VAT payable is the net difference between output and deductible input VAT.

Shengtang has been approved to use the “exempt, credit, refund” method on glass craftworks and Christmas decorations exported providing a tax refund at the rate of 5% and 13% respectively.

(iii)           Deferred tax

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any operating loss and tax credit carry forwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  A valuation allowance is provided to reduce the amount of deferred tax asset if it is considered more likely than not that some portion, or all, of the deferred tax assets will not be realized.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Boom Spring International Limited and Subsidiary
Notes to the Consolidated Financial Statements

(n)	Earnings per share

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128, the Company presents basic earnings per share and diluted earnings per share. Basic earnings per share is computed by dividing net income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the year.  Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares.  Ordinary share equivalents are excluded from the computation in loss periods as their effect would be anti-dilutive.

(o)	Commitments and contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations, product and environmental liability, and tax matters. In accordance with SFAS No. 5, “Accounting for Contingencies”, the Company records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Historically, the Company has not experienced any material service liability claims.

(p)	Fair value of financial instruments

The carrying amounts of cash and cash equivalents, accounts receivable, amount due to shareholders, accounts payable and other payables approximate their fair values due to their short-term nature.

(q)	Recently issued accounting standards

FASB Statement No. 160 (“SFAS No. 160”)

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”.  This Statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  SFAS No. 160 is effective for the Company’s fiscal year beginning October 1, 2009. Management is currently evaluating the effect of this pronouncement on financial statements.

FASB Statement No. 141 (“SFAS No. 141”)

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”. This Statement replaces SFAS No. 141, Business Combinations. This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This Statement also establishes principles and requirements for how the acquirer: a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase and c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) will apply prospectively to business combinations for which the acquisition date is on or after Company’s fiscal year beginning October 1, 2009. While the Company has not yet evaluated this statement for the impact, if any, that SFAS No. 141(R) will have on its consolidated financial statements, the Company will be required to expense costs related to any acquisitions after September 30, 2009.

Boom Spring International Limited and Subsidiary
Notes to the Consolidated Financial Statements

FASB Statement No. 161 (“SFAS No. 161”)

On March 19, 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The new standard also improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under FASB Statement No. 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows. FASB Statement No. 161 achieves these improvements by requiring disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. It also provides more information about an entity’s liquidity by requiring disclosure of derivative features that are credit risk–related. Finally, it requires cross-referencing within footnotes to enable financial statement users to locate important information about derivative instruments. Management is currently evaluating the effect of this pronouncement on financial statements.

3.	Significant risks

(a)	Revenue concentrations

The Company relies on a few major customers and the loss of any of these customers could adversely affect the revenues. The top 3 customers accounted for 36%, 31% and 17% of the consolidated net sales for the year ended December 31, 2008. Under these circumstances, it is not easy for the Company to adjust the marketing strategy and maintain or expand market share according to the changes of customer demand. This may adversely affect the Company’s financial condition and operating performance.

(b)	Concentrations of suppliers

The Company purchases glass products from a limited number of suppliers. Management believes that other suppliers could provide similar products on comparable terms. A change in suppliers, however, could cause a possible loss of sales, which would affect operating results adversely.  Moreover, any factors that impact the suppliers’ manufacturing cost, such as increasing price of raw materials, more investments to meet the requirement of new environmental protection policy etc., may adversely affect the Company’s operating result.

(c)	Credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash, cash equivalents, accounts receivables and other receivable. The Company places its cash and cash equivalents, amounted to USD14,085 as at December 31, 2008, with financial institutions that management believes are of high-credit ratings and quality.

The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers.

(d)	Foreign currency risk

As Shengtang is operating in the PRC, a majority of Shengtang’s sales and expenses transactions and a significant portion of its assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

Boom Spring International Limited and Subsidiary
Notes to the Consolidated Financial Statements

4.	Accounts receivable
	2008	For the period from October 2, 2007 (inception) to December 31, 2007
	USD	USD
Accounts receivable	2,442,112	-
Less: provision	-	-
Accounts receivable, net	2,442,112	-

No provision was provided for accounts receivable as ageing of all balances are within 180 days and the subsequent settlement is on schedule.

5.	Other receivables
	2008	For the period from October 2, 2007 (inception) to December 31, 2007
	USD	USD
Petty cash to staff	90,056	-
Initial public offering expenses	59,358	-
Input VAT	9,993	-
Total other receivables	159,407	-
Less: provision	-	-
Other receivable, net	159,407	-

6.	Amount due to stockholder

The balance wholly represented amount due to one of the stockholders, arising from the normal operating payment made on behalf of the Company.  The balance was short-term in nature, unsecured and non-interest bearing.

7.	Taxation

(a)           Income tax

The components of income before income tax expense are as follows:

	2008	For the period from October 2, 2007 (inception) to December 31, 2007
	USD	USD
BVI	2,513,755	-
PRC	5,725	-
Income before income tax expense	2,519,480	-

Boom Spring International Limited and Subsidiary
Notes to the Consolidated Financial Statements

No income taxes were reported for the period from October 2, 2007 to December 31, 2007 since no revenue was made during the pre-operating period.

No income taxes were reported for the income from BVI since the applicable income tax rate of Boom Spring was 0% according to BVI tax law.  Income taxes of USD1,431 were reported for the income from Shengtang based on the applicable income tax rate of 25%.

(b)           Deferred tax

As at December 31, 2008, no provision for deferred taxes was recognized as there were no material temporary differences for tax purposes.

8.	Earnings per share
	2008	For the period from October 2, 2007 (inception) to December 31, 2007
	USD	USD
Numerator
Net income available to common stockholders	2,518,049	-

Denominator
Weighted average common stock outstanding used in computing basic and diluted earnings per share	50,000	50,000

Earnings per common stock, basic and diluted	50.36	-

9.	Commitments and contingencies

(a)	Operating lease commitments

As of December 31, 2008, the Company did not have any significant operating lease commitments.

(b)	Capital and other commitments

As of December 31, 2008, the Company did not have any significant capital and other commitments, long-term obligations, or guarantees.

(c)	Contingencies

As of December 31, 2008, the Company did not have any significant contingencies.